U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.     )

Filed by the Registrant [  ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
     240.14a-12

                                eConnect
            (Name of Small Business Issuer in its charter)

Brian F. Faulkner, Esq., 3900 Birch Street, Suite 113, Newport
                     Beach, California 92660
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No Fee Required

[ ]  Fee Computed on table below per Exchange Act Rules 14a-
      6(I)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:
________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

4.  Proposed aggregate offering price:
________________________________________________________________

5.  Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:

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2.  Form, schedule, or registration statement number:

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3.  Filing party:

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4.  Date filed:

________________________________________________________________

Notes:

                                 eConnect
                 2500 Via Cabrillo Marina, Suite 112
                      San Pedro, California 90731

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                TO BE HELD ON MONDAY, OCTOBER 30, 2000

Notice is hereby given that the Annual Meeting of shareholders of eConnect, a Nevada corporation ("Company") will be held on Monday, October 30, 2000 at the San Pedro Hilton Hotel, located at 2800 Via Cabrillo Marina, San Pedro, California 90731 8:00 a.m. for the following purposes:

1. To elect the following four nominees as Directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified:
Thomas S. Hughes, Jack M. Hall, and Laurence B. Donoghue;

2. To approve the appointment of L.L. Bradford & Company, LLC as the Company's independent auditors for the new fiscal year that commenced on January 1, 2000;

3. To approve an increase in the authorized common stock of the Company from 200,000,000 to 300,000,000

4. To consider on any other matter that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on September 1, 2000 are entitled to vote at the meeting or any postponement or adjournment thereof.

Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. A copy of the Company's Annual Report for its fiscal year ended December 31, 1999 and for the quarter ended on June 30, 2000 are enclosed herewith.

By order of the Board of Directors
September 22, 2000

/s/  Jack M. Hall
Jack M. Hall, Corporate Secretary


                              PROXY STATEMENT
                                eConnect
                   2500 Via Cabrillo Marina, Suite 112
                       San Pedro, California 90731

This Proxy Statement is furnished to shareholders at the direction and on behalf of the Board of Directors of eConnect, a Nevada corporation ("Company"), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held at the San Pedro Hilton Hotel, located at 2800 Via Cabrillo Marina, San Pedro, California 90731 on Monday, October 30, 2000 at 8:00 a.m. The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting shall revoke the proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

Shareholder proposals must be submitted to the Company not later than September 1, 2001, in order to be included in those matters considered at the next Annual Meeting of the Company to be held in October 2001. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about October 16, 2000.

                          VOTING SECURITIES

The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on September 1, 2000. On such date, the Company had issued and outstanding 184,641,313 shares of $0.001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted. All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting.

                          STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of September 1, 2000 (184,641,313 issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all directors, executive officers, and key employees of the Company, individually and as a group:

Title of      Name and Address of               Amount of      Percent
Class         Beneficial Owner                  Beneficial        of
                                                Ownership(1)     class

Common        Hughes Net Income Charitable      8,522,500 (2)    4.62%
Stock         Remainder Unitrust
              c/o Anthony J. Bayne, Esq.
              2500 Via Cabrillo Marina
              Suite 300
              San Pedro, CA 90731

Common        Thomas S. Hughes                  5,550,000 (3)    3.01%
Stock         2500 Via Cabrillo Marina
              Suite 112
              San Pedro, CA 90731

Common        Diane Hewitt                      1,157,500        0.63%
Stock         2500 Via Cabrillo Marina
              Suite 112
              San Pedro, CA 90731

Common        Laurence B. Donoghue                 10,000        0.005%
Stock         2500 Via Cabrillo Marina
              Suite 300
              San Pedro, CA 90731

Common        Anthony J. Bayne                     10,000        0.005%
Stock         2500 Via Cabrillo Marina
              Suite 300
             San Pedro, CA 90731

Common       Jack M. Hall                               0        0.00%
Stock        2500 Via Cabrillo Marina
             Suite 112
             San Pedro, CA 90731

Common       Shares of all directors,        15,250,000        8.26%
Stock        executive officers,
             and key employees
             as a group (5 persons)

(1) Except as noted in footnote 2 below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(2) The creator of this trust is Thomas S. Hughes. Thomas S. Hughes is the trustee of the trust; Lawrence B. Donoghue, Esq. is the special trustee, and as such has the voting power and power over the disposition of the Company's shares under this trust. In addition, Mr. Hughes is the lifetime net income beneficiary of this trust, and the remainder beneficiary is Philosopher Kings and Queens, a California nonprofit public benefit corporation (according to information provided by Mr. Hughes). According to information provided by Mr. Hughes, this trust is irrevocable.

(3)  5,400,000 of this amount is owned by Electronic Transactions
& Technology. This ownership is attributed to Mr. Hughes by virtue of his 70% ownership of this Company.

                       ELECTION OF DIRECTORS
              EXECUTIVE OFFICERS AND KEY EMPLOYEE

The names, ages, and respective positions of the directors and executive officers of the Company are set forth below. The Company's Board of Directors is currently composed of four members; Diane Hewitt has chosen not to stand for re-election. The Company's Bylaws provide that Directors are to serve only until the next Annual Meeting of Shareholders or until their successors are elected and qualified. Officers will hold their positions at the will of the Board of Directors, absent any employment agreement, of which none currently exist or are contemplated. There are no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company's affairs. There are no other promoters or control persons of the Company. Other than as set forth below, the Directors and Executive Officers of the Company are not involved in legal proceedings as set forth in Item 401(d) of Regulation SB.

Directors and Executive Officers.

(a)  Thomas S. Hughes, Chief Executive Officer/Director.

Mr. Hughes, Age 52, has been President and a Director of the Company since March 1997. From 1993 to the present, he has also served as the President of Electronic Transactions &
Technologies, a privately held Nevada corporation which developed terminals for wireless home and internet applications.

(b)  Jack M. Hall, Secretary/Director.

Mr. Hall, age 72, is currently President of Hall Developments, a real estate development company he founded in 1991, which employs a staff of 10 people. Mr. Hall spends approximately 20 hours per week searching out strategic alliances for the Company. Mr. Hall joined the Company as Secretary and a Director in March 1997.

(c)  Diane Hewitt, Treasurer/Director.

Ms. Hewitt, age 51, has been an interior designer since 1991. Currently she owns and manages her own firm, D. Diane Hewitt Designs. This firm's expertise is churches and employs a staff of five people. Ms. Hewitt currently devotes approximately 25 hours per week in working with the Company's image development and consulting with the Company's advertising firm. Ms. Hewitt joined the Company as Treasurer and a Director in March 1997.

(d)  Laurence B. Donoghue, Director.

Mr. Donoghue, age 55, is an attorney as well as a computer professional. He was awarded a Juris Doctor degree at George Washington University in Washington, D.C. in 1971. In December 1997, Mr. Donoghue founded and incorporated in Internet marketing consulting business call Adweb Communications. In July 1998, Mr. Donoghue also opened his own practice of law, founding the Law Offices Of Laurence B. Donoghue. Mr. Donoghue continues to operate both enterprises. From 1975 to 1998, Mr. Donoghue built a successful prosecuting career in the Los Angeles County District Attorney's Office as a Deputy District Attorney. From 1980 to 1998, he worked as an Adjunct Professor at Law at Trinity University School of Law. Mr. Donoghue was appointed to the Board of Directors effective on June 1, 2000.

Key Employee.

Anthony J. Bayne, Senior Vice President of Operations.

Mr. Bayne, age 33, received his Bachelor of Science degree in 1992 from Simon Greenleaf University, and his J.D. degree from the same school in 1994. In 1998, he was awarded an LL.M. degree in taxation from Washington School of Law. Mr. Bayne is licensed as an attorney in the State of California. From January 1995 to February 2000, Mr. Bayne served as a deputy public defender in the Los Angeles County Public Defender's Office. In this position, he represented defendants in all stages of criminal proceedings though trial, directed investigations, appointed experts, and planned case strategy. For the period of February 2000 to April 2000, Mr. Bayne was in private practice Rancho Palo Verdes, California. He joined the Company in his current position on April 27, 2000.

Involvement in Certain Legal Proceedings.

In a complaint filed on March 23, 2000 (Securities and Exchange Commission v. eConnect and Thomas S. Hughes, Civil Action No. CV 00 02959 AHM (C.D. Cal.)), the SEC alleged that since February 28, 2000, the Company issued false and misleading press releases claiming: (1) the Company and its joint venture partner had a unique licensing arrangement with PalmPilot; and (2) a subsidiary of the Company had a strategic alliance with a brokerage firm concerning a system that would permit cash transactions over the Internet. The complaint further alleges that the press releases, which were disseminated through a wire service as well as by postings on internet bulletin boards, caused a dramatic rise in the price of the Company's stock from $1.39 on February 28 to a high of $21.88 on March 9, 2000, on heavy trading volume. The SEC suspended trading in the Company's common stock on the Over the Counter Bulletin Board on March 13 for a period of 10 trading days (trading resumed on the National Quotation Bureau's Pink Sheets on March 27, 2000). The complaint alleges that despite the trading suspension and the SEC's related investigation, the Company and Mr. Hughes continued to issue false and misleading statements concerning the Company's business opportunities. In addition to the interim relief granted, the Commission seeks a final judgment against the Company and Mr. Hughes enjoining them from future violations of Section 10(b) of the Exchange Act and Rule 10b-5 thereunder (the anti-fraud provisions of that act) and assessing civil penalties against them.

On March 24, 2000, a temporary restraining order was issued in the above-entitled action prohibiting the Company and Mr. Hughes, from committing violations of the antifraud provisions of the federal securities laws. The Company and Mr. Hughes consented to the temporary restraining order.

On April 6, 2000, without admitting or denying the allegations contained in said complaint, the Company and Mr. Hughes entered into a settlement by consent that has resulted in the entry of permanent injunctive relief. The settlement agreement with the SEC was accepted and a judgment of permanent injunction was entered by the Court on April 7, 2000. The judgment that the Company and Mr. Hughes consented to prohibits the Company and Mr. Hughes from taking any action or making any statement, or failing to make any statement that would violate Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. The court has yet to determine whether disgorgement, civil penalties or other relief should be assessed against the Company or Mr. Hughes.

Executive Compensation.

(a)  Summary Compensation Table


                     Annual compensation              Long-term
                                                     compensation
                                           Awards          Payouts
                                    Other           Securi           All
                                    Annual          ties             other
Name and                            compen Restrict under            compen
Principal   Year   Salary   Bonus   sation  stock   lying   LTIP     sation
Position                                    award   options payouts
                                                    SARs
                     ($)     ($)     ($)     ($)     (#)       ($)     ($)
    (a)      (b)     (c)     (d)     (e)     (f)     (g)       (h)     (i)


Thomas S.   1999   $79,215    0       0       0       0         0       0
S. Hughes   1998      0       0       0       0       0         0       0
Chief       1997      0       0       0   $750,000    0         0       0
Executive
Off.
Jack M. Hall 1999  $21,000    0       0       0       0         0       0
Secretary    1998     0       0       0       0       0         0       0
             1997     0       0       0       0       0         0       0

Diane        1999  $79,075    0       0    $46,875    0         0       0
Hewitt       1998     0       0       0       0       0         0       0
Treasurer    1997     0       0       0       0       0         0       0

(b)  Other Compensation.

(1) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Company in the event of retirement at normal retirement date as there is no existing plan provided for or contributed to by the Company.

(2) On September 1, 2000, the Company's Board of Directors approved an Amended and Restated Stock Incentive Plan; this will allow for stock options and restricted awards to be made to employees and non-employees of the Company. There have been no options granted or stock awards made under this plan to date. Other than this, there is no remuneration proposed to be paid in the future directly or indirectly by the Company to any officer or director.

Certain Relationships and Related Transactions.

During the past two fiscal years, certain transactions which occurred between the Company and its officers and directors are set forth below. With respect to each such transaction, the Company believes that the terms of each transaction were approximately as favorable to the Company as could have been obtained from an unrelated third party:

(a) On February 18, 1997, Leggoons, Inc. entered into an Agreement to License Assets from Home Point of Sales, Inc.("HPOS") (now know as Electronic Transactions & Technology - "ET&T"). ET&T is a privately held corporation 70% owned by Mr. Hughes, President of the Company, which is focused on the emergence of the Personal Encrypted Remote Financial Electronic Card Transactions industry (although this agreement was entered into prior to Mr. Hughes becoming affiliated with the Company, it is included here since certain of the conditions under that agreement have not been completely fulfilled, as discussed below). This technology will provide consumers with the option to instantly pay bills or impulse purchase from home with real time cash transactions with the usage of simple equipment such as the eCashPad.

The assets included under this agreement are the following: (1) The name "Betting, Inc.", as trademarked by HPOS; (2) The Wagering Gate (receive incoming data transfer commands from the Host Center and other competitive Host Centers who have received ATM and SMART card wagering payment from off site home or office locations and then who command the Wagering GATE to alert the recipient gaming companies that they have been paid and to respond back with an acknowledgement of such payment; and, the general promotion and education of home ATM and SMART card wagering over the Internet through the HPOS Secure Computer Keyboard or over the telephone through the HPOS stand alone Infinity unit); (c) the specific application of Wagering with an ATM card or SMART card with the Secure Computer Keyboard (any other uses of the Secure Computer Keyboard, such as Bill Pay or Impulse Purchase that are not Wagering transactions, are not included); (d) the HPOS developed Merchant Response Software for the specific application only of transacting Off Site ATM and Smart card Wagering through the Wagering Gate; and (e) HPOS' interest in the use of and revenue from the HPOS Personal Encrypted Remote Financial Electronic Card transaction relating to the Wagering Business in all HPOS partner countries.

Under terms of this licensing agreement, the Company is to issue 2,900,000 shares of restricted common stock to HPOS as the total consideration in exchange for licensing home ATM card and SMART card wagering technology developed by HPOS. Of this amount, 2,755,000 shares were placed in escrow subject to cancellation on February 10, 1998, in the event the bid price of the common stock of the Company is not at least $3.00 per share for any twenty consecutive day period as reported on the NASD's Electronic Bulletin Board or NASDAQ's Small Cap Market from the date of the agreement through February 10, 1998.

As of the date of this registration statement, the terms of the Licensing Agreement have not been met by the Company. However, the Company has entered into amendment(s) of the original agreement that provide for an extension of the cancellation deadline from February 10, 1998, to September 1, 2001, subject to certain conditions specified in the agreement. All conditions set forth in the original agreement need to be met on or before September 1, 2001.

The License Agreement also provides that in the event that the bid price for the common stock of the Company is more than $3.00 per share for any twenty consecutive day period, then HPOS shall have the option to purchase up to 13,822,000 additional shares of the Company common stock at an exercise price of $.30 per share. To date, the conditions of this provision have not been met.

Under the terms of this license agreement, it was the
intention of the parties hereto that if and when any additional shares of the common stock of Leggoons (now the Company) are issued to the public or any employees, HPOS' (now ET&T's) ownership interest in the Company shall be and remain no less than 60% and that ownership interest of the current shareholders of Leggoons (James Clinton) shall, at that time, be no less than 10%. ET&T has never sought to enforce this provision in this
license agreement.   Between June 9, 1999 and November 24, 1999,
the Company has issued a total of 1,850,000 shares to James Clinton or his nominees based on the stated reason that compliance with said 10% provision in such license agreement was required. Shares issued under said provision of this license agreement were not issued for consideration and therefore may not have been properly issued in compliance with Missouri Revised Statutes 351.160 (which governed the Company prior to its redomicile to the State of Nevada on June 1, 1999) and Nevada Revised Statutes 78.211.

(b) On April 28, 1997, the Company entered into a Host Processing Agreement with ET&T for the purpose of having ET&T act as the bank host processing for all Company transactions that are sent by terminals that read credit cards or ATM cards. ET&T is to charge the Company a fee of $0.25 per transaction or 2.5% of the wager being sent by the Company to gaming operators. These transactions are to originate from globally placed Company equipment and/or Company licensed operators.

(c) On March 27, 1998, the Company entered into a License Agreement with ET&T for the purpose of licensing additional technology for processing electronic banking transactions. This agreement states that ET&T licenses the following ET&T products to the Company for the exclusive global usage of wagering by PERFECT originated ATM cards, credit cards, and smart cards:

The PayMaster, defined as a stand alone terminal that attaches to phone lines and which calls the ET&T host processing center with bank data.

The SLICK, defined as a stand alone keyboard terminal that attaches to phone lines and call the ET&T host processing center with bank data that has bypassed the Internet.

The PocketPay, defined as a pocket sized terminal and telephone that sends bank data by wireless transmission to the ET&T host processing center.

The TV Pin Pad Remote, defined as a set top box and TV remote that sends bank data by landline dial up transmission to the ET&T host processing center.

Each ET&T product is exclusively licensed to the Company on a global basis for the application of PERFECT wagering at a licensing fee of $2,000,000 each. The duration of the exclusive license is 20 years. The licensing fee is to be paid by the Company at the rate of $30,000 per month; however, under the terms of this License Agreement, this fee is not due and payable until the technology for a particular product covered by the license has been perfected and is ready for public use. As of the date of this prospectus, only the PayMaster has been perfected. This liability was satisfied in full in June 1999 through the issuance of common stock (as reflected in the Form 10-QSB for the quarter ended June 30, 1999). None of the other products covered by the License Agreement had been perfected, and, therefore, no licensing fee is required to be paid at this time (when this does occur, a statement to that effect will be placed in a future report filed by the Company).

(d) The Company and ET&T and Mr. Hughes entered into a Promissory Note, dated December 1, 1999, to reflect the principal sum of $2,836,411 owed by the latter two to the Company for various sums paid by the Company to ET&T, as follows: (a) the sum resulting from the credit to Mr. Hughes and ET&T of the license fee owed by the Company to ET&T, as set forth above, and the charge to ET&T of 5,400,000 shares issued to that firm in 1999 and the charge to Mr. Hughes of 4,000,000 shares issued to him in 1999; and (b) the oral assumption by the Company of payment of a promissory note in favor of Unipay, Inc. whereby ET&T promised to pay the principal sum of $690,000 with interest thereon at 8.5% accruing from April 26, 1999, the date of this note (through December 31, 1999, the Company had paid a total of $93,800 towards this note). The amount set forth in the Promissory Note is secured by the 9,400,000 shares of the Company owned by Mr. Hughes and ET&T as reflected in an accompanying Security Agreement.

(e) On August 2, 2000, the Company issued 3,000,000 restricted shares of common stock to ET&T in connection with certain consulting services to be rendered by this firm to the Company.


Compliance with Section 16(a) of the Exchange Act.

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of any class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than 10% of any class of the Company's equity securities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company during or with respect to fiscal 1999, and certain written representations from executive officers and directors, the Company is aware that Mr. Hughes and Ms. Hall failed to report certain stock issuances to them between September 1999 and March 2000. A Form 4 for each of these issuances is now in the process of being prepared for filing. The Company is unaware of any other filings that have not been timely made.

Committees of the Board of Directors.

The Company does not currently have standing audit, nominating, or compensation committees.

Meetings of the Board of Directors.

During the last fiscal year (ended on December 31, 1999), the total number of meetings of the Board of Directors which were held was twelve. None of the incumbent directors of the Company attended less than 75 percent of the total meetings.

                    INDEPENDENT PUBLIC ACCOUNTANTS

Ratification of Accountants.


L.L. Bradford & Company, LLC of Las Vegas, Nevada issued the report for the Company's audited financial statements for the fiscal year ended December 31, 1999. The Board of Directors has approved by resolution a proposal to retain L.L. Bradford & Company, LLC for the fiscal year that commenced on January 1, 2000. The Board of Directors of the Company recommends a vote FOR the retention of L.L. Bradford & Company, LLC for the current fiscal year.

Representatives of L.L. Bradford & Company, LLC are not expected to be present at the Annual Meeting and will not be available for respond to questions.

Change In Company's Certifying Accountant.

(a) On August 1, 1998, the Company engaged the services of George Brenner, C.P.A. of Beverly Hills, California, to provide an audit of the Company's financial statements for the fiscal years ended August 31, 1997 and 1998. The former accountant for the Company, BDO Seidman L.L.P. of St. Louis Missouri declined the stand for re-election for the 1997 engagement. The independent auditor's reports for August 31, 1996 and 1995, were modified as to the uncertainties about the Company's ability to continue as a going concern. The decision to change accountants was approved by the Company's Board of Directors with the selection of the successor accountant.

(b) Effective on July 19, 1999, the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements, resigned. This accountant's report on the financial statements for the past two years was modified as to uncertainty that the Company will continue as a going concern. The decision to change accountants was approved by the Board of Directors.

(c) Effective on July 22, 1999, the firm of Farber & Hass was engaged to serve as the new principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years, and the subsequent interim period prior to engaging that accountant, neither the Company (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

(d) Effective on March 8, 2000, the independent accountants who were previously engaged as the principal accountants to audit the Company's financial statements were dismissed. These accountants did not issue any financial statements for the Company. The decision to change accountants was approved by the Board of Directors.

(e) Effective on March 8, 2000, the firm of L.L. Bradford & Company was engaged to serve as the new principal accountants to audit the Company's financial statements. During the Company's two most recent fiscal years, and the subsequent interim period prior to engaging those accountants, neither the Company (nor someone on its behalf) consulted the newly engaged accountants regarding any matter.

(f) During the Company's two most recent fiscal years and any subsequent interim period preceding such changes, there have been no disagreements with former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Company's two most recent fiscal years and the subsequent interim period preceding such changes.

                 INCREASE IN AUTHORIZED SHARES

Based on a Certificate of Amendment to Articles of Incorporation which was filed with, and accepted, stamped, certified, and returned by, the Nevada Secretary of State, the current number of authorized shares of common stock in the Articles of Incorporation of the Company is 200,000,000. The Board of Directors has approved by resolution an increase in the number of authorized shares of common stock to 300,000,000.
This increase will allow the Board of Directors flexibility in structuring financing arrangements for the Company and in issuing common stock in exchange for services for the Company. The Board of Directors of the Company recommends a vote FOR this increase in the number of authorized shares of common stock of the Company from 200,000,000 to 300,000,000.

                  FINANCIAL AND OTHER INFORMATION

The Form 10-KSB for the fiscal year ended December 31, 1999 and and the Form 10-QSB for the latest quarter ended on June 30, 2000 are incorporated by reference to this Proxy Statement and are being delivered to security holders of the Company along with this Proxy Statement.

                          OTHER BUSINESS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

The information incorporated by reference to this Proxy
Statement is the Form 10-KSB for the fiscal year ended December
31, 1999 and the latest Form 10-QSB for the quarter ended June
30, 2000.


By order of the Board of Directors
/s/  Jack M. Hall
Jack M. Hall
Corporate Secretary
September 22, 2000


                              P R O X Y
                              eConnect
       Annual Meeting of Shareholders To Be Held October 30, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints Thomas S. Hughes, Jack M. Hall, Diane Hewitt, and Laurence B. Donoghue, or any of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote at the Annual Meeting of Shareholders of eConnect, a Nevada corporation (sometimes hereinafter referred to as the "Company") to be held on Monday, October 30, 2000, as designated below, all of the common stock of eConnect held of record by the undersigned on September 1, 2000, at the San Pedro Hilton Hotel, located at 2800 Via Cabrillo Marina, San Pedro, California 90731, for matters that properly may come before the meeting or any adjournment thereof.

1.  ELECTION OF DIRECTORS (circle one):

      FOR                                              WITHHOLD AUTHORITY
all nominees listed below               to vote for all nominees listed below

     Thomas S. Hughes        Jack M. Hall        Laurence B. Donoghue

2.  TO APPROVE THE SELECTION OF L.L. BRADFORD & COMPANY, LLC AS
THE COMPANY'S INDEPENDENT ACCOUNTING FIRM FOR THE CURRENT FISCAL
YEAR (circle one).

FOR                              AGAINST                        ABSTAIN

3.  TO APPROVE AN INCREASE IN THE AUTHORIZED COMMON STOCK OF
THE COMPANY FROM 200,000,000 TO 300,000,000 (circle one).

FOR                              AGAINST                        ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of eConnect to be held on October 30, 2000, the Proxy Statement of such meeting, the Form 10-KSB for the fiscal year ended December 31, 1999, and the latest Form 10-QSB for the quarter ended June 30, 2000.


Dated: ______________, 2000
____________________________________________________
            (Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.